EXHIBIT 99.2
                    CERTIFICATION PURSUANT TO
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          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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In connection with the Quarterly Report of AnnTaylor Stores
Corporation (the "Company") on Form 10-Q for the period ended August 3, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, James M. Smith, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(3)   The Report fully complies with the requirements of Section
      13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  September 17, 2002        /s/James M. Smith
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                                    James M. Smith
                                    Senior Vice President,
                                    Chief Financial Officer and
                                    Treasurer